SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 1998

                  The CIT Group Securitization Corporation III
                               The CIT Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           333-22283                           51-0374926
           333-22283-01                        13-2994534
    (Commission File Number)           (IRS Employer Identification No.)

                                  650 CIT Drive
                        Livingston,New Jersey 07039-0491

                           1211 Avenue of the Americas
                            New York, New York 10036
              (Address of principal executive offices and zip code)

                                 (973) 740-5000
                                 (212) 536-1950
               Registrants' telephone number, including area code:

                                       N/A
          (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

(c)  Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

  Exhibit No.       Description
  ----------        -----------
     99.1           Computational Materials

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CIT GROUP SECURITIZATION
                                      CORPORATION III

                                      By:/s/ Frank Garcia
                                         --------------------------------
                                         Name: Frank Garcia
                                         Title: Vice President

                                   THE CIT GROUP, INC.

                                      By:/s/ Frank Garcia
                                         --------------------------------
                                         Name: Frank Garcia
                                         Title: Vice President
  Dated:    July 31, 1998